Exhibit 99.1

OAS INVESTOR DAY 2 0 2 5 July 9, 2025

Forward - Looking Statements This presentation may contain "forward - looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 , which statements may be identified by words such as "expects," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning . Ondas Holdings Inc . (“Ondas” or the “Company”) cautions readers that forward - looking statements are predictions based on its current expectations about future events . These forward - looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict . The Company’s actual results, performance, or achievements could differ materially from those expressed or implied by the forward - looking statements as a result of a number of factors, including, the risks discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”), in the Company’s Quarterly Reports on Form 10 - Q filed with the SEC, and in the Company’s other filings with the SEC . The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law . This presentation also contains estimates and other information concerning our industry that are based on industry publicatio ns, surveys and forecasts . This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information . Non - GAAP Financial Measure As required by the rules of the SEC, we provide a reconciliation of earnings before interest, taxes, depreciation and amortization (“EBITDA”), the non - GAAP financial measure, contained in this presentation to the most directly comparable measure under GAAP . We believe that EBITDA facilitates analysis of our ongoing business operations because it excludes items that may not be reflective of, or are unrelated to, the Company ’s core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses . Other companies may calculate EBITDA differently, and therefore our measures may not be comparable to similarly titled measures used by other companies EBITDA should only be used as supplemental measures of our operating performance . We believe that EBITDA improves comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments, which management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses . Management uses EBITDA in making financial, operating and planning decisions and evaluating the Company 's ongoing performance . With respect to our financial target for 2030 for EBITDA a reconciliation of this non - GAAP measure to the corresponding GAAP measure is not available without unreasonable effort due to the variability and complexity of the reconciling items described above that we exclude from this non - GAAP target measure . The variability of these items may have a significant impact on our future GAAP financial results and, as a result, we are unable to prepare the forward - looking statement of income prepared in accordance with GAAP, that would be required to produce such a reconciliation . Additional Disclaim er Information in this presentation is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction . Discl6imers

AGENDA 3 • Introduction • Corporate overview • Technology, solutions and services platforms • Go to market strategy • Financial outlook • Strategic roadmap • Q&A session

LEADERSHIP TEAM TIM TENNE CEO EITAN ROTBERG SVP PRODUCT & MARKETING MEIR KLINER FOUNDER & CEO RONI KANELBAUM VP CORPORATE DEVELOPMENT OSHRI LUGASSY CO - CEO NEIL LAIRD CHIEF FINANCIAL OFFICER ERIC BROCK CHAIRMAN, CEO 4

Ondas Autonomous Systems Leading autonomous platforms; marquee customer adoption and global footprint 5 NASDAQ: ONDS EMPLOYEES (1) 117 INVESTED CAPITAL (2) » $165 Million LOCATIONS Headquarters Baltimore, MD Petah Tikva, Israel Global Sales & Marketing Dubai, UAE Singapore Milit6ry & HLS Customers & P6rtfiers True DFR & Emergeficy Respofise (Urb6fi) Critic6l Techfiology Ififr6structure (D66S) KEY REFERENCE CUSTOMERS (1) June 30, 2025 (2) Estimate as of June 30, 2025

To protect and secure critical assets, locations and populations and support the homeland defense of Allied nations. We deliver aerial security, intelligence and data solutions to critical military, government and industrial markets across the world. We develop and produce highly functional, industrial grade autonomous drone platforms that defend hostile drone threats, collect and process data and provide essential intelligence enabling customers to efficiently and safely execute their operations. OAS delivers these complex, highly integrated end - to - end autonomous capabilities with integrated operational infrastructure ensuring airspace safety and operational authorities. 6 OAS Mission KEY COMPETITIVE ADVANTAGES • Dual - use technologies • End - to - end software & systems development capability • Reliable, military grade solutions • Safety and regulatory expertise • Seasoned leadership team

OAS Positioned For Growth Expect to deploy growth capital at high returns Technology platforms “combat - ready” End markets open to scale De - risked financial model De - risked balance sheet Cash runway created Ondas is building a leading defense & security company 7

Operating Data – Ondas Holdings (1) • Expect to report approximately $6.0 million in revenue for Q2 2025; a 6 - fold increase vs Q2 2024 • Backlog estimated at $22.8 million (adj. for Q2 2025 expected revenue) • Expect $25 million in total revenue at Ondas Holdings in 2025 • Expect at least $20 million revenue from OAS in 2025 Financial Position – Ondas Holdings (1) • Reduced convertible notes O/S at to $5.4 million (2) at end of Q2 2025 • Fortified capital position with over $67 million cash as of Q2 2025 8 Preston/ Neil / Maya 46.2 27.3 23.0 5.4 10.1 11.5 16.8 22.8 0 5 10 15 20 25 30 35 40 45 50 EOY 24 25 - Jun $ in Millions Q1 25 Convertible Notes O/S 25 - May Revenue Backlog Key Financial Updates Ondas Holdings financial position and growth outlook have improved dramatically in 2025 (1) Management estimates, unaudited (2) Balances including principal, accrued interest less unamortized issuance costs

“A PORTFOLIO OF BEST - IN - CLASS DEFENSE AND SECURITY PLATFORMS DEPLOYED TO PROTECT AND SECURE SENSITIVE LOCATIONS, POPULATIONS AND CRITICAL INFRASTRUCTURE.” – ERIC BROCK, CEO Fully Autonomous Aerial Platforms Multi - system portfolio IRON DRONE RAIDER An autonomous counter - drone platform deployed to target and capture enemy drones for military and homeland security markets. OPTIMUS SYSTEM Provides automated aerial security and intelligence for military, first responders and other critical government and industrial markets. 9

Investment Highlights Proprietary technology platforms positioned for success in massive end markets 10 • OAS has portfolio of leading dual - use autonomous drone platforms • Secured multiple programs for Optimus and Iron Drone with military and public safety • $39 million of orders received in last 12 months across OAS • Additional programs captured in 1H 2025 (Europe and Asia) • Iron Drone positioned as potential “hard kill” C - UAS category owner • Urgent global need for counter - drone infrastructure deployed with no collateral damage • Growing operational footprint in United States and Europe to support scaled platform adoption • American Robotics U.S. footprint to deploy OAS’ platform technologies and value - added services • Important ecosystem partnerships to support S&M, production and field support • Launched strategic M&A program with strong and mature target pipeline, supported by strong growth of core business and strong balance sheet

Focus On Scalability Executing business plan to scale across all key functions to support high growth, value for customers and high returns for investors MARKETS | CUSTOMERS Defense, homeland security, public safety, critical infrastructure and industrial TECHNOLOGY CAPABILITIES Optimus , Iron Drone , Insightful + AI and Strategic Roadmap OPERATING PLATFORM Sales and Marketing, Supply Chain, Production, Regulations, Field Services & Sustainment, Finance & Administration, Legal, & Gov’t FINANCIAL PLATFORM Access to Capital, FCF Reinvestment, Capital Allocation “Our opportunity is to expand Ondas’ operating model; thereby capturing the rewards from meeting the market requirement for a scaled provider of critical defense and security capabilities.” - Eric Brock, CEO 11

Supportive Macro & Policy Tailwinds — Complex geopolitical climate, rapid technology change is driving military and security budgets higher and shortening procurement cycles • Rising global threats driving demand for secure U.S. technologies • Heightened geopolitical tensions elevating national security imperatives; strong tailwinds in both commercial and defense sectors • Reshoring and supply chain resilience now a national priority • U.S. and E.U. policy and industrial strategy increasingly emphasize domestic production of critical technologies • Accelerating adoption of AI - enabled autonomous systems • Shift towards autonomy in military and critical infrastructure missions amplifies demand for scalable, field - ready drone platforms • Policy momentum favoring U.S. innovation and procurement • "Buy American" mandates, NDAA compliance, and Executive Orders promoting drone dominance unlock public - sector funding and investment NATO Defense Spending Boom Launched NATO’s (ex - U.S.) recent commitment to increase defense and related infrastructure spending to 5% of GDP by 2035 represents a seismic shift in the security landscape. 2035 Target Scenario Today (2025) ~$24 trillion (1.5% CAGR) ~$22 trillion Collective GDP (Ex - U.S. NATO) 5% ~2% Defense Spending (% of GDP) ~$1.2 trillion ~$440 billion Annual Defense Outlays 10.2% annual growth — Required Spending CAGR (2025 – 2035) New mandate implies over 2 . 5 x growth in annual defense and related infrastructure outlays (> $ 700 billion annually) across Europe and Canada . 12 GLOBAL Source: Management estimates.

Supportive Macro & Policy Tailwinds — White House (via EOs) and DoD priorities aligned to support the accelerating development of the domestic drone and security industry • BVLOS Rules Unlock Scalable Operations Mandated FAA rulemaking to enable routine Beyond Visual Line of Sight (BVLOS) operations clears the path for nationwide deployment of autonomous platforms like Optimus and Iron Drone Raider. • Airspace Access for Critical Infrastructure Section 2209 implementation allows operators to secure exclusive flight access over sensitive infrastructure, giving commercial scale operators like Ondas an edge in high - security environments. • Counter - Drone Investment Fuels Demand Federal initiatives to fund detection, tracking, and interception capabilities – including a new CUAS training center expands the CUAS market for Iron Drone Raider across law enforcement, defense, and event security. • U.S. Manufacturing Advantage The EOs prioritize U.S. - built drones in federal procurement and export promotion, aligning Ondas’ NDAA - compliant manufacturing with growing demand for secure, American - made platforms. • Part 108 Formalizes Industrial Drone Use A new FAA regulatory framework (Part 108) transitions the industry from waivers to certified operations — accelerating adoption in public safety, infrastructure, and defense sectors. The FY2025 bill allocates a total of approximately $21.2 billion to programs relevant to Ondas’ capabilities and services, for governmental defense and security applications in the U.S. This includes: • $4.2B + in drone and C - UAS - specific development and industrial base support • $1.7B + in AI, autonomy, and ISR testbed development • $2.9B + in border and maritime UAS and sensor deployment (CBP, USCG) • $12.5B + in FAA investments that underpin BVLOS and autonomous airspace integration U.S. The Big, Beautiful Bill Act of 2025 (H.R. 1, 119th Congress) 13

TECHNOLOGY & CAPABILITIES

Deployed End - to - End: Full - Stack Physical AI World - class, AI - enabled robotics and intelligence MARKETS | CUSTOMERS Defense, homeland security, public safety, critical infrastructure and industrial TECHNOLOGY CAPABILITIES Optimus , Iron Drone , Insightful + AI and Strategic Roadmap OPERATING PLATFORM Sales and Marketing, Supply Chain, Production, Regulations, Field Services & Sustainment, Finance & Administration, Legal, & Gov’t FINANCIAL PLATFORM Access to Capital, FCF Reinvestment, Capital Allocation • Deep Engineering Expertise • World - class interdisciplinary team across robotics, autonomy, AI, aerospace, and systems engineering • Proven execution across design, prototyping, deployment, and operational support • Core Capabilities That Set Us Apart • Full autonomy at scale — no manual piloting required • Embedded AI and real - time decision - making at the edge • Autonomous Aerial Infrastructure • Docking stations + C2 software = Persistent 24/7 operations • True, scalable remote command and control capabilities • Ruggedized, Modular & NDAA - Compliant Design • Flexible architecture enables mission - specific payloads and system upgrades • Compliance with U.S. national security and sourcing regulations 15

Physical AI Deployed OAS delivers critical defense, security & intelligence via autonomous, mission - ready platforms 16

Full Stack Physical AI This vertically integrated stack enables OAS to deliver autonomous, mission - ready solutions in defense, homeland security, public safety, and critical infrastructure markets Action Systems Edge & On - Board Compute ––– Perception Edge Devices Decision Intelligence – - - Intelligence Portal Multi - Sensor Fusion EO/IR | RF | Micro - Radar Onboard AI Processors Optimus Drones Iron Drone Raider Full Mission Execution Inspection | ISR | Interception Mission Planning Threat Classification | ATR Insightful Analytics Platform Primus C5 ISR Real - Time CV Models 17

Autonomous Drone Infrastructure Mission - proven, scalable drone infrastructure & intelligence IRON DRONE RAIDER An autonomous counter - drone platform deployed to target and capture enemy drones for military and homeland security markets. OPTIMUS SYSTEM Provides automated aerial security and intelligence for military, first responders and other critical government and industrial markets. End - to - End Deployed Physical AI • Field - proven, mission - ready platforms • Software - driven, AI - enabled autonomy • Military ruggedness, reliability • Real - time actionable intelligence • Modular, Open - systems (MOSA) 18

Autonomy In Action Real - time, persistent security & intelligence infrastructure FROM DETECTION TO RECOVERY IN UNDER THREE MINUTES OPTIMUS IRON DRONE 19

Docking Stations Automation Drone Fleet Command & Control On - Board Flight & Sensors Data Handling and Analytics Best - In - Class Software OAS is providing full stack software and platforms INSIGHTFUL DATA PORTAL PRIMUS COMMAND & CONTROL DEEPSTREAM AI & PRIMUS SENSE 20 PRIMUS & IRON HQ

LAYERS PRESENTATION Users can present and browse through different data layers processed by Airobotics or other GIS data, by date and/or content type MEASUREMENTS & ANNOTATIONS Users can take 3D measurements and add annotations over geospatial data LOCAL ASSETS CAD & IDs Local CAD drawings and IDs for an efficient user experience INSIGHTS MAP Data insights are automatically uploaded and displayed on an interactive map. Users can browse and filter by category, data type, related asset, and/or data collection time INSIGHTS MODULE Automated data storage and visualization of insights displayed over an interactive map VIDEO ON DEMAND Secured video archive for investigation and data retention REAL TIME VIDEO Video broadcasting from the UAV’s camera to multiple users via an encrypted and secured web connection MISSION SCHEDULING Online bookings and scheduling of UAV missions COLLABORATION & SHARING Users can share insights, export items to other systems and collaborate via chat and widgets Insightful Platform Data portal platform Video Clips and Pictures 3D Models Orthophotos and DEMs Point Clouds Analysis Reports 21

Primus C4ISR Platform Software & end – user interfaces 22 • Intuitive Control : Users can operate the Optimus System through an advanced command and control application. • Mission Management : Includes real - time video and camera control, flight planning, mission execution, and fleet oversight. • Flexible Access : Available on desktop and mobile tablets — ideal for both command centers and field use. • Secure by Design : Primus is VPN - secured and can be installed on private networks. • Comprehensive Capabilities : Supports video management systems, incident response modules, and more for seamless flight operations.

COMPUTER VISION - BASED FLIGHT High frequency flight control AI DETECTION AND OBJECT TRACKING Object detection recognition and tracking Iron Deepstream - AI Embedded Intelligence OAS develops and deploys powerful innovative AI - embedded software • Fused sensor array leveraging optical, thermal and micro - radar with on - board AI - enabled computer vision • Intelligent, tactical navigation in contested environments • Precise capture under high - velocity conditions 23 DEEPSTREAM

THE IRON DRONE RAIDER SYSTEM 24/7 Counter UAS (C - UAS) Operations The Iron Drone Raider System is an advanced counter - drone solution, designed to defend assets against hostile drones in complex environments with minimal collateral damage. The system can also be enabled for other defense applications (loitering munitions, kinetic/expendable operations). 24

The Raider System is an advanced counter - drone solution, designed to defend assets against hostile drones in complex environments with minimal collateral damage. The Iron Drone Raider System Drone Pod Reusable | reloadable multi - drone storage and launcher Drone Detection Radar External radar detection system provides estimated position of the intruder drone Command & Control Control software and operator interface with close - range video of the target before authorizing interception Raider Interceptor Powerful AI Racer Drone: fly, detect, and follow target drone autonomously while broadcasting video in real - time Capture Net Launched by the Raider interceptor 25 Recovery Parachute Automated parachute lands captured drone safely

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1 Mission requested and flight plan starts to prepare 2 Drone launches from the base station autonomously 3 Drone flies preplanned missions, transmitting data to the base station 4 The drone returns to the base station and lands automatically for data offload and battery swap 5 End user receives processed digital models supporting critical operations 6 The base station uses a robotic arm to swap batteries and payloads DUAL EO/IR VIDEO INSPECTION, SECURITY, DFR, AND ANOMALY DETECTION • Stabilized Video Full HD Video • Up to 80x Zoom • Thermal Resolution 1280 x 720 • Live Video Analytics 2D | 3D MAPPING PROGRESS MONITORING AND PLANNING, RISK ASSESSMENT • 61 MP Full - frame Sensor • RTK/PPK level Accuracy • Automated Data Flow LiDAR MAPPING, VOLUMETRICS, AND ENVIRONMENTAL MONITORING • 394 Foot Range • Up to 300,000 Points Per Square Meter • 1 cm Accuracy • Automated Point Cloud Classification AERIAL DELIVERY EMERGENCY RESPONSE AND INFRASTRUCTURE MAINTENANCE • Airbase to Airbase | Field • Up to 3.3 lbs Payloads • Fully - Automated Transfer HOW IT WORKS Designed for critical operations Swappable Payloads For specific use cases 30

Multiple applications drone network Optimus System Network COVERAGE ~30 sq mi 31

KESTREL SYSTEM Advanced DAA, C - UAS System, and Airspace Management and Security An integrated detect and avoid platform that enables true remote and BVLOS autonomous operations 32

• Autonomous flight validation, approval, and rerouting within 5 seconds • Real - time assessment and mitigation of airspace risks • AI - driven predictive flight path tracking and risk - based adjustments • C - UAS: Short - range detection within a 2.5 - mile heightened awareness zone • Dismount: Enhanced ground perimeter surveillance with over 5 - mile range on human movement and over 6.8 - mile range on vehicles • Additional Sets: C - UAS, Coastal, Airspace Management, OTM C - UAS DYNAMIC UTM/USSP MISSION SETS AVOID COLLISIONS WITH REAL - TIME MITIGATION Passive sensors monitor lower airspace, detecting drones and aircraft for real - time tracking and safe integration with air traffic management NO VISUAL OBSERVER NEEDED Rapidly detects and tracks multiple air/ground targets simultaneously, offering detailed data over a wide area FULL AIR TRAFFIC CONTROL SYSTEM Identify and track commercial drones within a 15 - mile radius, distinguishing between friendly and potential threats KESTREL Cooperative & non - cooperative drone detection with 24/7 continuous aerial support 33

The Kestrel System offers complete air traffic awareness by detecting and tracking up to 20 targets within a 15.5 - mile radius. Using passive sensors, it provides real - time tracking and threat identification, ensuring safe airspace integration Fully Automated Drone Infrastructure Remote Operations, Anywhere, Anytime The Optimus System is a fully automated aerial data capture and delivery solution, designed for continuous, 24/7 missions. It exhibits a modular system that supports third - party solutions, ensuring the integration of the latest technology Remote control center for autonomous BVLOS drone operations from any global location, featuring real - time monitoring, seamless integration, and efficient coordination with enhanced flexibility and accuracy DAA Airspace Security and Management OPTIMUS SYSTEM KESTREL SYSTEM OPERATIONAL CONTROL CENTER Greefi UAS (In - Process) 34 Type Certified Integrated Remote Operations Full spectrum capabilities and solutions

Development Roadmap Mature platforms; extendable capabilities • Focus on driving adoption of existing platforms • Flexible development plan based on customer demand • Focus on platform capabilities extension • Leverage modular systems architecture • Designed for known customer and partner requirements • New platforms, open new TAM/ SOMs with limited risk • No greenfield platform development planned for foreseeable future What’s next? Project X: Extend CUAS capabilities for new aerial and ground offensive use cases Project Z: Tailor DFR capabilities to new requirements for extended networks 35

GO - TO - MARKET OPERATING PLATFORM

Scalable Operating Platform Ondas is building a scalable operating platform to support high growth Key elements of scalable operating platform • Focus on capturing and expanding large customer programs • Dual use – emphasize resources on high demand markets • Invest in building the scalable operating platform • Growing and deepening our leadership team • Leveraging an elite Advisory board (coming announcements) • Partnerships for integration and service delivery • Localization of operations in major theaters is essential MARKETS | CUSTOMERS Defense, homeland security, public safety, critical infrastructure and industrial TECHNOLOGY CAPABILITIES Optimus , Iron Drone , Insightful + AI and Strategic Roadmap OPERATING PLATFORM Sales and Marketing, Supply Chain, Production, Regulations, Field Services & Sustainment, Finance & Administration, Legal, & Gov’t FINANCIAL PLATFORM Access to Capital, FCF Reinvestment, Capital Allocation Value creation is dependent on deploying a scalable operating plan; long - term winners will be determined by who executes best 37

Drone as First Responder Border Protection Military Bases and Forces Protection Government Buildings Protection Defense Homeland Security Public Safety Optimus & Iron Drone GTM From governmental to commercial customers and applications Phase - 1 Launch Markets Phase - 2 Expanded Markets Phase - 3 Shared Infrastructure Critical Infrastructure Facilities Security Oil & Gas Facilities Protection Airports & Seaports Protection Data centers & Semi Fabs Protection Utilities & Infrastructure Protection Industrial & Commercial Services Construction Monitoring 38 Industrial Services/ Inspections Insurance and Real - Estate Public Works/Smart City Services

2024 2025 2026 https:// www.fortunebusinessinsights.com/drone - in - a - box - mark et - 108470 OPTIMUS: $1.5 B DRONE - IN – A - BOX MARKET OAS Strong Presence In Key Global Drone Markets From governmental to commercial customers and applications 2.9 2.5 2.1 1.8 1.5 1.3 3.5 2027 2028 2029 2030 ($ in billions) 39

IRON DRONE RAIDER: $3 B COUNTER DRONE MARKET 2024 2025 2026 https:// www.grandviewresearch.com/industry - analysis/anti - drone - market 8.1 6.3 5 3.9 3 2.4 10.3 2027 2028 2029 2030 OAS Strong Presence In Key Global Drone Markets From governmental to commercial customers and applications ($ in billions) 40

Iron Drone Raider – Addressable Markets 41 Iron Drone Raider in Defense & HLS markets Detection RADIO FREQUENCY RADAR Systems CAMERAS ACOUSTIC PROJECTILE FIRE/ENERGY INTERCEPTING DRONES GPS/RADIO SPOOFING GPS/RADIO JAMMING Interception Systems LAW ENFORCEMENT CRITICAL INFRASTRUCTURE NATIONAL BORDERS MILITARY CAMPS/FORCES Applications S ourc e : h ttp s: / /www. mord orint el l ige nc e .c om/ ind us try - re por ts/ a nti - dr one - ma rk e t TODAY TRUMP EOs to ACCELERATE

Iron Drone Raider SAM Iron Drone Raider In Defense & HLS markets 1. Military Bases Protection: 2.5 Systems Per Base | 491 Relevant Bases (20%) 2. Military Combat Vehicles: 1 system per 20 vehicles | 118,000 vehicles (10%) 3. Military Naval Vessels: 1 System per vessel | 22,799 Naval vessels (30%) 4. National Land Border: 1 System per 5 km | 22,000 km (5%) Global DoD / HLS Market Size: $2.1B • Non - military markets are large; regulatory advancements are likely to accelerate market adoption Critical commercial locations • Airports & seaports • Government buildings • O&G Assets / refineries • Power plants • Datacenters • Stadiums • Corporate campuses • Universities & schools Critical Commercial Markets Trump Executive Orders provide regulatory roadmap for public safety organizations to lead in deploying CUAS tools such as Iron Drone $683M NATIONAL LAND BORDERS $887M MILITARY COMBAT VEHICLES $221M MILITARY BASES 354 M MILITARY NAVAL VESSELS Source: Management estimates. 42

COMBINED $5.3B $2.2B NATIONAL LAND BORDERS MILITARY BASES $702M $360M CRITICAL FACILITIES $683M NATIONAL LAND BORDERS $887M MILITARY COMBAT VEHICLES $221M MILITARY BASES 354 M MILITARY NAVAL VESSELS Source: Management estimates. 43 Iron Drone Raider SAM Specific serviceable potential Iron Drone Raider in Defense & HLS markets 1. Military Bases Protection: 2.5 Systems Per Base | 491 Relevant Bases (20%) 2. Military Combat Vehicles: 1 system per 20 vehicles | 118,000 vehicles (10%) 3. Military Naval Vessels: 1 System per vessel | 22,799 Naval vessels (30%) 4. National Land Border: 1 System per 5 km | 22,000 km (5%) 5. All data according to company estimation Global Defense / HLS Market Size: $2.1B 1. Border Protection: 1 System per 7 km | 17,200 km of relevant border (30%) 2. Military Bases Protection: 1 System per Base | 780 Relevant Bases (40%) 3. Critical HLS Facilities: 1 System per Facility | 400 Facilities (Global Strategic Sites) 4. All data according to company estimation Global Defense / HLS Market Size: $3.2B Optimus System SAM Specific serviceable potential Optimus system in Defense & HLS markets

Global Defense Markets Building a new prime military vendor ngagement ments; SOM (3) SAM (2) ALLIED NATIONS MARKET POTENTIAL (1) $600M $2.1B Iron Drone Revenue $800M $3.2B Optimus Revenue $1.4B $5.3B Total SOM (4) TAM INITIAL MILITARY MARKET POTENTIAL (1) $70M $350M Iron Drone Revenue $50M $500M Optimus Revenue $120M $850M Total (1) Management estimates (2) SAM represents relevant obtainable portion from the total addressable market (3) SOM represents initial obtainable market over next few years based upon active customer e (4) SOM represents initial obtainable market through 2026 based upon active customer engage does not include infrastructure sustainment and other services L6rge, Obt6ifi6ble M6rkets Opefied ifi L6st 12 Mofiths OAS is deploying Iron Drone Raider and the Optimus System for active homeland security and force protection operations 44 • Two programs of record with major military customer ; new customers being added in 2025 • Secured ~ $30 million in purchase orders since 2H 2024 on behalf of this customer • Programs expanded with $14.3 million order in June 2025 • Partnering with major defense vendors for systems integration, mutual reselling relationships in major global theaters • Accelerated global growth opportunities via customer - sponsored Government - to - Government (G2G) channels for global military and homeland security markets

Objective: Capture Programs  Expand Programs OAS Marketing Strategies Operational Success - Led Expending market reach via governmental customer networks G2G/Customer Platforms Channel - Led Expanding market reach via network of agents and partners Partner Platforms Self - Led Expanding market reach via relevant content, direct outreach expos and events OAS Inbound/Outbound Defense | Homeland Security | Public Safety Critical Infrastructure Facilities Security Industrial & Commercial Services Defense | Homeland Security | Public Safety 45

Iron Drone – The World Tour High impact demonstrations establish Iron Drone as uniquely built - for - purpose, mission - ready CUAS solution World Tour Accelerates Customer Engagement • Awareness Igniting Global Demand Real - world demos drive customer adoption across defense, security, and critical infrastructure by showcasing Iron Drone Raider’s autonomous interception in action. • Built - for - Purpose Efficiency Raider’s low - collateral, reusable interceptor design delivers cost - effective, scalable protection — ideal for sustained, high - tempo defense, homeland security and public safety operations. • Proving Combat Performance Live deployments validate a field - tested, mission - ready, military - backed system with real - world success and growing demand. • Fueling the Sales Engine Direct engagement with top - tier buyers and integration partners accelerates the sales pipeline and builds high - value global partnerships. • Capturing a $10B+ Market Opportunity (1) With the counter - drone market surging, the tour positions Ondas for early leadership in AI - powered CUAS defense. Additional demonstrations scheduled in the United States and Europe in the coming months (1) https: //www.grandviewresearch.com/industry - analysis/anti - drone - market 46

Expanding Ecosystem Ecosystem supports localized technical integration, distribution and sustainment in critical markets 47

DMS Partnership Scaling production capacity and delivering fully NDAA - compliant, Made - in - America drone systems 48 • Strategic Highlights: • Made in America: Manufacturing via DMS’s Kinetyc facility in Michigan • NDAA - Compliant: Aligned with U.S. defense procurement standards • Scalable & Proven: Combat - ready platforms with scalable autonomy • Market Opportunities: • ISR, BVLOS ops, perimeter security • Drone as First Responder (DFR), fire/rescue • Counter - UAS, border/event security • Inspection/security for energy, ports, and industrial sectors Strategic Outcomes: • Lower unit production costs (scale and DFM benefits) • Accelerated delivery timelines • Strengthened supply chain resilience

Mistral engaged to accelerate penetration in U.S. defense, HLS and public safety end markets Accelerate U.S. government adoption of autonomous drone platforms for the Iron Drone Raider & Optimus System across defense, homeland security, and public safety. • Partnership Roles: • Ondas Holdings / American Robotics: Drone technology leader (AI, automation, intelligence) • Mistral Inc.: 30+ years in federal sales, integration, and contracting; leads U.S. business development • Key Capabilities: • Optimus: FAA - certified drone - in - a - box for ISR, perimeter security, and emergency response • Raider: AI - powered CUAS with GPS - free operation and zero - collateral interception • Strategic Outcomes: • Rapid delivery of ISR and airspace protection • Government contracting access and revenue growth • Enhanced national security for high - risk environments (e.g., World Cup, Olympics) Mistral Partnership 49

FINANCIAL OUTLOOK

The Scalable Growth Platform Fifi6fici6l model will defifie success • Emphasize growth via customer/ program capture and expansion • Focus on driving positive unit economics • Fund capital efficient operating platform to support high growth and operating leverage • Continue to maintain healthy balance sheet; cash runway • M&A focus on accelerating path to expanded profitability MARKETS | CUSTOMERS Defense, homeland security, public safety, critical infrastructure and industrial TECHNOLOGY CAPABILITIES Optimus , Iron Drone , Insightful + AI and Strategic Roadmap OPERATING PLATFORM Sales and Marketing, Supply Chain, Production, Regulations, Field Services & Sustainment, Finance & Administration, Legal, & Gov’t FINANCIAL PLATFORM Access to Capital, FCF Reinvestment, Capital Allocation 51

Multi - Stage Growth Plan Investment plan to support operational scale and drive platform adoption 2021 - 2024 DEVELOPMENT Platform and solutions development; commercialized solutions and demonstrated product market fit 2024 - 2026 SERVICE DELIVERY Establish scalable operating platform; focus on partner ecosystem and specific high value verticals and use cases with expansion in United States and Europe 2027+ EXPANSION FLYWHEEL Expanded global operations, drive broad market adoption across defense, security and critical industrial and infrastructure markets 52

Growing Program Pipeline Growing customer engagement with military as new, large end market 53 • Current Focus Markets / Customers • Military & Homeland security • Public Safety / DFR • Critical infrastructure operations • Critical industrial & technology assets • Emphasize program capture and expansion • Iron Drone marketing to new military and HLS customers launched in February 2025 • Distribution and supply chain being optimized to support growth in customer activity Source: Management estimates Our marketing strategies are focused on capturing and expanding programs; not on optimizing for customer pipeline $107 M $323 M ROW USA $226 M $204 M Optimus Iron Drone Current Pipeline & Opportunity $430M

Customer / Program Pipeline Expand and mature customer opportunities • Expand programs with existing military and public safety customers in the Middle East for both Optimus & Iron Drone • Captured $39 million in OAS orders since Q3 2024 • Expect more orders throughout 2H 2025 • Advance new customers to operational status; expect to capture new programs in 2H 2025 • NATO - member country military customer ( first Int’l Airport now operational ) • Major Governmental HLS customer – expect Q3 pilot completion • Other G2G opportunities active in pipeline • Bring new military and HLS customers in U.S., Europe, Middle East, and Asia • Target backlog levels above $20 million through end of 2025 Ensuring scalable field and operational support functions to support order growth and service delivery for large, sophisticated customers and partners 54

American Robotics Update GTM gaining traction in the large U.S. markets 55 • Mistral to support acceleration of U.S. DoD, DHS , public safety and other governmental markets • Goal is to capture at least one DOD order by the end of 2025 • Expansive Replicator 2 DoD initiatives pursued on multiple fronts • Pipeline maturing across non - military end markets • Public Safety / DFR • Critical infrastructure operations • Critical industrial & technology assets • Announced order from major water utility in Mid - Atlantic • Strong market potential; E2E as distribution partner • Selected large opportunities in U.S. pipeline • Major urban critical infrastructure / DFR program in the Northeast (> $10 million) • Initial Optimus deployment planned with commercial operator at U.S. military base in 2H 2025 • Fortune 100 customer to secure campus operations Production via DMS will support U.S. pipeline for 2026 and beyond Refocused on delivering GreenUAS certification in 2H 2025

Illustrative Revenue Model Drone infrastructure buildout is likely a decade long investment cycle Capture Programs Expand Programs = Rapid Revenue Growth Note: Illustrative description of targeted revenue buildup, not to scale; does not include strategic growth via acquisitions or new platform development + The Infrastructure Program Flywheel 56

Financial Model Drive improving unit economics, drive operating leverage with growth and scale • Target gross margins • Optimus – 50% <> Iron Drone – 70% • Volume and DFM to support pricing/ margin objectives • Focus on maximizing operating capital efficiently • Engage capable partners to open markets, capture programs • Contract manufacturing support accelerated production efficiency • Leverage Klear for non - dilutive working capital support • Accelerates our Cash Conversion Cycle (CCC) • Partner to support newly acquired companies • Target EBITDA positive for OAS by Q3 2026 Production / Supply Chain • Production plans support revenue targets for 2025 and 2026 • Israeli contract manufacturing partner to satisfy customer orders for 2025 • Detroit Manufacturing ramping for volume production in 2026 • Target initial low unit production in 2H 2025 • Scaled production to meet U.S. and export demand in 2026 57

Revenue Outlook Capital to support operational scale and drive platform adoption 58 Revenue Target Period $20 million 2025 $40 million 2026 Source: Management estimates OAS ONLY Key Financial Insights • Outlook for 2025 reflects conservative assumptions of backlog pull through • Expect defense, HLS and public safety customers to drive order and revenue growth outlook for next 12 – 18 months • Believe 2026 outlook is also conservative , with significant opportunity for upside • Model is only assuming modest levels of G2G military and U.S. DoD orders • Accelerated operating scale in U.S. and Europe could pull forward growth into 2026 • Massive TAMs support upside to forecast over long - term

Cash Flow Outlook Driving OAS to profitability and FCF realization 59 Capital Need (1)(2) Period $7 – 8 million 2H 2025 $14 – 15 million 2026 Expect FCF 2027 (1) Management estimates (2) Expect to access Klear for working capital support which would reduce capital required for current growth outlook Key Ifivestmefit Ifiiti6tives • Ondas held over $67 million (1) of cash at the end of Q2 2025 (preliminary estimate) • Support accelerated penetration of additional global defense markets through new program capture • Expand ecosystem and operational footprint in United States and Europe • Design for manufacturing initiatives to lower systems production costs, improve margins • Support strategic acquisition program OAS ONLY

OAS Financial Outcome Successful business plan execution creates a high growth, highly profitable global defense, security and intelligence company supported by two software - driven, proprietary unmanned dual - use aerial technology platforms and related services Source: Management estimates 2026 2030 EBITDA GROWTH ~ 50% Global operational flywheel engaged BUSINESS REVENUE $40 million $140 – 150 million EBITDA Positive in 2H2026 $40 – 45 million 60 OAS ONLY

STRATEGIC GROWTH

Strategic Growth Plan Acquisitions provide fuel for operational flywheel to drive capital efficient growth plan Org6fiic + Str6tegic Growth • Lead with high value, proven reliable autonomous platforms • Advance service delivery and scalable operating capabilities to drive organic growth • Pursue strategic acquisitions to leverage global operations: • Broaden and deepen our solutions portfolio • Capture additional customers • Expand supply chain and production • Drive field support and sustainment capabilities 62 M&A Program Benefits • Accelerated growth • Efficient operating capital deployment • Faster path to profitability • Reinvestment at high returns • Returns to investors enhanced

The Scalable Growth Platform Ondas has the vision, expertise and an executable plan to lead Potefiti6l rew6rds 6re subst6fiti6l • Massive TAMs in the $10s of billions • Growth cycle has launched (S - curve) • Military demand driving early adoption • Technology maturity underestimated • Regulatory progress; government policy supportive • Single product target company valuations are depressed • Customers and investors can more easily identify the leaders 63 MARKETS | CUSTOMERS Defense, homeland security, public safety, critical infrastructure and industrial TECHNOLOGY CAPABILITIES Optimus , Iron Drone , Insightful + AI and Strategic Roadmap OPERATING PLATFORM Sales and Marketing, Supply Chain, Production, Regulations, Field Services & Sustainment, Finance & Administration, Legal, & Gov’t FINANCIAL PLATFORM Access to Capital, FCF Reinvestment, Capital Allocation Source: Management estimates

“The emergifig defefise 6fid security m6rkets 6re overly fr6gmefited 6fid domifi6ted by sm6ll, subsc6le product developmefit comp6fiies who 6re typic6lly poorly c6pit6lized.” - Eric Brock, Ondas CEO 64 Market Needs Scale Customers, p6rtfiers, employees 6fid ifivestors fieed sc6led providers of pl6tform techfiologies

• Go - to - market led • Operational layers • Solutions portfolio • Growth capital • Growth PE | Public Oper6tifig Comp6fiy Techfiology | Service Delivery Crossing The Valley Crossing the Valley of Death requires operational scale; efficient use of operating capital is a challenge for single product companies Techfiology developmefit comp6fiies 6re ch6llefiged to tr6fisitiofi to sc6l6ble oper6tifig comp6fiies • Engineer - led • Deep technology • Single platform • Development risk • Venture funded Techfiology Pl6tform Developmefit Comp6fiy 65

OAS Corporate Development Team Supported by internal and external technical experts, key customers, business partners and financial partners M6fi6gemefit • Sourcing / Pipeline • Diligence • Financial Analysis • Deal Negotiation • Investment Committee • Capital Plan • Board Communication • Integration Plans ERIC BROCK CHAIRMAN, CEO OSHRI LUGASSY Co - CEO OAS RON STERN DIRECTOR NEIL LAIRD CFO RONI KANELBAUM VP CORPORATE DEVELOPMENT 66

Growing coalition mobilizing to support Ondas’ mission Advisory Board Ondas plans to assemble a high impact Advisory Board in the near - term. High - Impact, Mission - Driven Advisors • Support Growth : Accelerate adoption of OAS drone platforms in defense, homeland security, and critical infrastructure markets • Product & Technology Guidance : Advise on technical roadmap to align with mission - critical needs • Ecosystem Development : Facilitate partnerships and market access through senior - level relationships • Strategic Advice : Identify strategic investment and acquisition opportunities to strengthen the platform and enhance investor returns 67

Transition to Rapid Growth Ondas operating platform designed to efficiently scale acquisitions WHO REQUIRES SCALE? • Large, critical customers • Vendors & Partners • Talent • Investors OPERATING PLATFORM • Sales & Marketing • Supply Chain & Production • Field Services & Sustainment • Broad Engineering Capability • Finance & Administration • Working Capital • Human Resources • Legal, Regulations & Gov’t OPPORTUNITY • Invest to scale the operating platform • Acquire proven technologies and service capabilities 68

Target Pipeline Active and mature target engagement Strategic / Financial Lens • Technology and service delivery mature; validated by customers • Expanded TAMs and SOMs • Clear opportunity for global distribution • Identified operating capital efficiencies 4 Diligence 25 Engaged 300+ Identified Targets (US, Europe, Israel) 69

Integrated Data Solutions Proprietary, AI - Enabled Capabilities Proven Israeli Defense - Tech Scaled Field Services Providers Autonomous Platforms ISR (Optimus) CUAS (Iron Drone) T6rget Oper6tifig Criteri6: 70 • Strong leadership / talent • Proven platform / service adoption • Sustained customer engagement • Attractive financial model / unit economics • Addresses defense & critical security markets T6rget Fifi6fici6l Criteri6: • Minimum $5 - $20M expected revenue • 50% already booked • Expected 50%+ internal growth in NTM • Rapid path to profitability Roadmap & Criteria Target characteristics

OAS Financial Outcome – Core + Strategic Strategic acquisition program will broaden revenue streams and allowing scaled service delivery to customers, which also leads to significant operating leverage, higher levels of profitability and opportunities for multiple expansion 2026 2030 High Growth, Scaled Market Leader Global operational flywheel engaged BUSINESS REVENUE $100 million (run rate) $300 + million EBITDA Positive in 2H2026 $90 million OAS ONLY 71 Source: Management estimates; assumes successful execution of M&A program

Returns to Investors Compelling investment plan to create leading platform company in large, rapidly growing defense & security markets PATH TO 5X M6rket C6p (tod6y) ~ $350 million Growth --- - Core + Str6tegic M6rket C6p (t6rget) ~ $2.0 BILLION THREE - YEAR GOAL Deploy 5 major technology platforms for customers Generate at least: • $300 million Revenue • $90 million EBITDA • Sustained high growth 72 Source: Management estimates; assumes successful execution of M&A program

www.ondas.com Q&A ERIC BROCK CHAIRMAN, CEO EITAN ROTBERG SVP PRODUCT & MARKETING MEIR KLINER FOUNDER & CEO TIM TENNE CEO NEIL LAIRD CHIEF FINANCIAL OFFICER OSHRI LUGASSY CO - CEO RONI KANELBAUM VP CORPORATE DEVELOPMENT